Logo: Harris Insight FundsTM

                           HARRIS INSIGHT EQUITY FUNDS

                                    A SHARES
                                    B SHARES
                                    N SHARES
                              INSTITUTIONAL SHARES

                         Supplement dated April 9, 2004
                      to the Prospectuses dated May 1, 2003

The following text replaces the corresponding paragraphs under the section entitled Portfolio Managers - Portfolio Managers of the Harris Insight Equity Funds.

INDEX FUND

DANIEL L. SIDO, SENIOR PARTNER AND PORTFOLIO MANAGER (HIM)

Prior to joining HIM in 1994, Mr. Sido served as portfolio manager for a trust company, managing equity and fixed income portfolios. He has over 19 years of investment management experience and was appointed manager of the Fund in 2004.

SMALL-CAP AGGRESSIVE GROWTH FUND

PAUL KLEINAITIS, PARTNER AND PORTFOLIO MANAGER (HIM)

Mr. Kleinaitis joined HIM in 1999. He has served as co-manager of the Fund since it commenced operations in 2001 and has 17 years of portfolio management and investment research experience. Mr. Kleinaitis is also manager of the Small-Cap Opportunity Fund and co-manager of the Small-Cap Value Fund.

ROBIN ROQUITTE, PARTNER AND PORTFOLIO MANAGER (HIM)

Mr. Roquitte joined HIM in 1999. He has over 16 years of institutional investment management experience and was appointed co-manager of the Fund in 2004. Mr. Roquitte is also co-manager of the Small-Cap Value Fund.

SMALL-CAP VALUE FUND

PAUL KLEINAITIS, PARTNER AND PORTFOLIO MANAGER (HIM)

Mr. Kleinaitis has served as co-manager of the Fund since 2004. See information in the Small-Cap Aggressive Growth Fund.

ROBIN ROQUITTE, PARTNER AND PORTFOLIO MANAGER (HIM)

Mr. Roquitte has served as co-manager of the Fund since 2004. See information in the Small-Cap Aggressive Growth Fund.

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                       HARRIS INSIGHT HIGH YIELD BOND FUND
                              INSTITUTIONAL SHARES

                   HARRIS INSIGHT HIGH YIELD SELECT BOND FUND
                                    A SHARES
                                    N SHARES
                              INSTITUTIONAL SHARES

                         Supplement dated April 9, 2004
                      to the Prospectuses dated May 1, 2003

The Board of Trustees of the Harris Insight Funds Trust have approved an Agreement and Plan of Reorganization providing for the reorganization of the Harris Insight High Yield Select Bond Fund (the "Select Fund") into the Harris Insight High Yield Bond Fund (the

                                                                        HIF-1300

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"High Yield Bond Fund"), subject to shareholder approval and the satisfaction of certain other conditions. If shareholders of the Select Fund approve the proposal, all of the assets and liabilities of the Select Fund will be transferred to the High Yield Bond Fund, and shareholders of the Select Fund will receive shares of the High Yield Bond Fund in return for their shares of the Select Fund in complete liquidation of the Select Fund. Shareholders of the Select Fund are scheduled to vote on the proposal at a special meeting of shareholders to be held on May 11, 2004. If approved at the special meeting, the reorganization is proposed to take place on or around May 17, 2004.